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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Allergy Research Group, Inc. of our report dated February 14, 2003, relating to the financial statements which appear in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-KSB.

/s/ Clancy and Co., P.L.L.C.

March 28, 2003